Exhibit 99.2

            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------

                                                                    Three Months Ended
                                                                         June 30,
                                                                    -------------------
                                                                    2003           2002
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 1,457,541    $ 1,141,928
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                      893,935        627,062
    Other                                                          231,278        198,724
  Maintenance                                                       68,280         73,449
  Depreciation                                                      50,692         53,596
  Amortization                                                      21,497          5,710
  Amortization of rate reduction bonds                              35,303         34,476
  Taxes other than income taxes                                     51,460         54,860
  Gain on sale of utility plant                                       -              -
                                                               -----------    -----------
       Total operating expenses                                  1,352,445      1,047,877
                                                               -----------    -----------
Operating Income                                                   105,096         94,051
Interest Expense:
  Interest on long-term debt                                        28,546         34,391
  Interest on rate reduction bonds                                  27,364         29,226
  Other interest                                                     3,617          5,391
                                                               -----------    -----------
      Interest expense, net                                         59,527         69,008
                                                               -----------    -----------
Other Income/(Loss), Net                                               754          1,653
                                                               -----------    -----------
Income Before Income Tax Expense/(Benefit)                          46,323         26,696
Income Tax Expense/(Benefit)                                        18,065         (3,550)
                                                               -----------    -----------
Income Before Preferred Dividends of Subsidiaries                   28,258         30,246
Preferred Dividends of Subsidiaries                                  1,389          1,389
                                                               -----------    -----------
Net Income                                                     $    26,869    $    28,857
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share                        $      0.21    $      0.22
                                                               ===========    ===========
Fully Diluted Common Shares Outstanding (average)              126,860,208    129,993,412
                                                               ===========    ===========




            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------

                                                                     Six Months Ended
                                                                         June 30,
                                                                    -------------------
                                                                    2003           2002
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 3,145,978    $ 2,426,389
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                    1,963,230      1,353,677
    Other                                                          420,550        396,755
  Maintenance                                                      114,172        125,761
  Depreciation                                                     100,165        105,811
  Amortization                                                      78,796         25,954
  Amortization of rate reduction bonds                              74,503         80,636
  Taxes other than income taxes                                    125,434        129,458
  Gain on sale of utility plant                                       -              -
                                                               -----------    -----------
       Total operating expenses                                  2,876,850      2,218,052
                                                               -----------    -----------
Operating Income                                                   269,128        208,337
Interest Expense:
  Interest on long-term debt                                        61,486         67,363
  Interest on rate reduction bonds                                  55,225         58,788
  Other interest                                                     6,361          9,744
                                                               -----------    -----------
      Interest expense, net                                        123,072        135,895
                                                               -----------    -----------
Other Income/(Loss), Net                                             1,330        (12,344)
                                                               -----------    -----------
Income Before Income Tax Expense/(Benefit)                         147,386         60,098
Income Tax Expense/(Benefit)                                        57,534          9,820
                                                               -----------    -----------
Income Before Preferred Dividends of Subsidiaries                   89,852         50,278
Preferred Dividends of Subsidiaries                                  2,779          2,779
                                                               -----------    -----------
Net Income                                                     $    87,073    $    47,499
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share                        $      0.69    $      0.37
                                                               ===========    ===========
Fully Diluted Common Shares Outstanding (average)              126,982,903    129,871,495
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.



            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------

                                                                    Twelve Months Ended
                                                                         June 30,
                                                                    -------------------
                                                                    2003           2002
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 5,935,910    $ 5,253,315
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                    3,635,655      3,091,240
    Other                                                          776,278        773,788
  Maintenance                                                      251,899        236,302
  Depreciation                                                     200,000        196,304
  Amortization                                                     365,797        143,633
  Amortization of rate reduction bonds                             142,455        154,039
  Taxes other than income taxes                                    223,494        217,564
  Gain on sale of utility plant                                   (187,113)          -
                                                               -----------    -----------
       Total operating expenses                                  5,408,465      4,812,870
                                                               -----------    -----------
Operating Income                                                   527,445        440,445
Interest Expense:
  Interest on long-term debt                                       128,593        132,480
  Interest on rate reduction bonds                                 112,228        119,583
  Other interest                                                    16,866         24,750
                                                               -----------    -----------
      Interest expense, net                                        257,687        276,813
                                                               -----------    -----------
Other Income/(Loss), Net                                            57,502         16,363
                                                               -----------    -----------
Income Before Income Tax Expense/(Benefit)                         327,260        179,995
Income Tax Expense/(Benefit)                                       130,018         42,993
                                                               -----------    -----------
Income Before Preferred Dividends of Subsidiaries                  197,242        137,002
Preferred Dividends of Subsidiaries                                  5,559          4,888
                                                               -----------    -----------
Net Income                                                     $   191,683    $   132,114
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share                        $      1.50    $      1.01
                                                               ===========    ===========
Fully Diluted Common Shares Outstanding (average)              127,910,798    131,227,196
                                                               ===========    ===========


            Northeast Utilities and Subsidiaries
            ------------------------------------

                Consolidated Balance Sheets
                ---------------------------

                                                                 June 30,     December 31,
                                                                   2003           2002
                                                                 --------      -----------
                                                                   (Thousands of Dollars)
ASSETS
------
Current Assets:
  Cash and cash equivalents                                    $    57,028    $    54,678
  Investments in securitizable assets                              146,532        178,908
  Receivables, net                                                 626,435        767,089
  Unbilled revenues                                                 93,294        126,236
  Fuel, materials, and supplies, at average cost                   124,060        119,853
  Special deposits                                                  87,982         43,261
  Prepayments and other                                            292,344        241,190
                                                               -----------    -----------
                                                                 1,427,675      1,531,215
                                                               -----------    -----------

Property, Plant and Equipment:
  Electric utility                                               5,305,546      5,141,951
  Gas utility                                                      697,130        679,055
  Competitive energy                                               877,396        866,294
  Other                                                            209,993        205,115
                                                               -----------    -----------
                                                                 7,090,065      6,892,415
    Less:  Accumulated depreciation                              2,542,716      2,484,613
                                                               -----------    -----------
                                                                 4,547,349      4,407,802
  Construction work in progress                                    323,995        320,567
                                                                -----------    -----------
                                                                 4,871,344      4,728,369
                                                               -----------    -----------
Deferred Debits and Other Assets:
  Regulatory assets                                              2,993,305      3,076,095
  Goodwill and other purchased intangible assets, net              344,063        345,867
  Prepaid pension                                                  344,496        328,890
  Other                                                            438,833        433,444
                                                               -----------    -----------
                                                                 4,120,697      4,184,296
                                                               -----------    -----------

Total Assets                                                   $10,419,716    $10,443,880
                                                               ===========    ===========


                                                                 June 30,      December 31,
                                                                   2003           2002
                                                                 --------      -----------
                                                                   (Thousands of Dollars)

LIABILITIES AND CAPITALIZATION
------------------------------
Current Liabilities:
  Notes payable to banks                                       $    63,000    $    56,000
  Long-term debt - current portion                                  58,345         56,906
  Accounts payable                                                 652,984        776,219
  Accrued taxes                                                     31,680        141,667
  Accrued interest                                                  41,153         40,597
  Other                                                            335,737        272,580
                                                               -----------    -----------
                                                                 1,182,899      1,343,969
                                                               -----------    -----------
Rate Reduction Bonds                                             1,816,998      1,899,312
                                                               -----------    -----------

Deferred Credits and Other Liabilities:
  Accumulated deferred income taxes                              1,407,194      1,436,507
  Accumulated deferred investment tax credits                      104,562        106,471
  Deferred contractual obligations                                 334,883        354,469
  Other                                                            777,003        689,287
                                                               -----------    -----------
                                                                 2,623,642      2,586,734
                                                               -----------    -----------
Capitalization:
  Long-Term Debt                                                 2,465,483      2,287,144
                                                               -----------    -----------
  Preferered Stock - Nonredeemable                                 116,200        116,200
                                                               -----------    -----------
  Common Shareholders' Equity:
   Common shares, $5 par value - authorized
    225,000,000 shares; 149,916,375 shares issued and
    126,934,753 shares outstanding in 2003 and
    149,375,847 shares issued and 127,562,031 shares
    outstanding in 2002                                            749,582        746,879
   Capital surplus, paid in                                      1,105,241      1,108,338
   Deferred contribution plan - employee stock
    ownership plan                                                 (80,170)       (87,746)
   Retained earnings                                               798,796        765,611
   Accumulated other comprehensive income                            1,789         14,927
   Treasury Stock                                                 (360,744)      (337,488)
                                                               -----------    -----------
   Common Shareholders' Equity                                   2,214,494      2,210,521
                                                               -----------    -----------
Total Capitalization                                             4,796,177      4,613,865
                                                               -----------    -----------

Total Liabilities and Capitalization                           $10,419,716    $10,443,880
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.